UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 20, 2008

IMS HEALTH INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware	No. 001-14049	No. 06-1506026
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

901 Main Avenue
Norwalk, Connecticut	06851
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 845-5200

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Compensatory Arrangements of Certain Officers.

IMS Health Incorporated (the “Company”) entered into an employment agreement with Gilles Pajot, Executive Vice President and Chief Operating Officer of the Company, effective November 14, 2000, which was amended and restated effective as of February 16, 2006 and further amended and restated effective as of May 7, 2006 when Mr. Pajot became a U.S. resident for Federal income tax purposes. The Company entered into an employment agreement with Robert H. Steinfeld, Senior Vice President, General Counsel and Corporate Secretary to the Company, effective November 14, 2000, which was amended and restated effective as of February 11, 2003 and further amended and restated effective as of January 1, 2005. The Company also entered into a Change in Control Agreement with Mr. Steinfeld dated August 6, 1998 that was amended by a First Amendment effective as of January 1, 2007.  The Company entered into additional Change in Control Agreements with certain officers of the Company effective as of January 1, 2007, including Leslye Katz, Senior Vice President and Chief Financial Officer, who is party to a Tier 1 version of those agreements.

On October 20, 2008, the Human Resources Committee of the Board of  Directors of the Company approved amendments and restatements of Messrs. Pajot’s and Steinfeld’s employment agreements (the “Employment Agreements”) and the Change in Control Agreements for Mr. Steinfeld and Ms. Katz and certain other officers of the Company (the “Change in Control Agreements”) (collectively, the “Agreements”) in order to bring the Agreements into compliance with the final Treasury Regulations under Section 409A of the Internal Revenue Code or 1986, as amended (the “Code”). In addition, the Agreements were amended to provide that if an executive’s employment is terminated by the Company without “Cause” or if the executive terminates employment for “Good Reason” after a “Potential Change in Control” but before a “Change in “Control” (as such terms are defined in the Agreements) and the contemplated Change in Control actually occurs, the compensation and benefits payable under the Agreements upon a Change in Control will be paid after such Change in Control occurs.  The Employment Agreements were further amended with respect to certain continuing welfare benefits payable upon termination of employment. Whereas the Employment Agreements had formerly provided that the Company would reimburse the executive (on an after-tax basis) for the cost of such continuing welfare benefits for the executive and his family if the executive was ineligible for coverage under the Company-sponsored welfare benefit plans following termination of employment and had to purchase such coverage independently, the amendments provide that the Company will reimburse the executive for the cost of such coverage if the executive qualifies for coverage under the Company-sponsored welfare benefit plans.  As amended, the Employment Agreements provide that reimbursements for the cost of retiree medical coverage will be made available upon termination of the executive’s employment for any reason other than Cause.  Reimbursements would also be on an after-tax basis, i.e., include amounts for income taxes payable by the executive as a result of receipt of the reimbursement payments.

On October 20, 2008, the Human Resources Committee of the Board of Directors of the Company also approved amendments to the following plans and arrangements (the “Plans”) to comply with the final Treasury Regulations under Section 409A of the Code:

1998 IMS Health Incorporated Non-Employee Directors’ Stock Incentive Plan

1998 IMS Health Incorporated Non-Employee Directors’ Deferred Compensation Plan

1998 IMS Health Incorporated Employees’ Stock Incentive Plan

IMS Health Incorporated 2000 Stock Incentive Plan

IMS Health Incorporated Compliance Rules Under Section 409A of the Internal Revenue Code (Including Global Amendment to Certain Outstanding Restricted Stock Units and Long-Term Incentive Plan Awards)

IMS Health Incorporated Long-Term Incentive Program

A copy of each of the Agreements and each of the Plans is attached hereto and is incorporated by reference into this Item 5.02.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

10.1	Employment Agreement by and between IMS Health Incorporated and Gilles Pajot, as amended and restated as of May 7, 2006.

10.2	Employment Agreement by and between IMS Health Incorporated and Robert H. Steinfeld, as amended and restated as of January 1, 2005.

10.3	Change-in-Control Agreement for Robert H. Steinfeld, effective as of November 1, 2008.

10.4	Forms of Change-in-Control Agreement for Certain Executives of IMS Health Incorporated.

10.5	1998 IMS Health Incorporated Non-Employee Directors’ Stock Incentive Plan, as amended and restated as of October 20, 2008.

10.6	1998 IMS Health Incorporated Non-Employee Directors’ Deferred Compensation Plan, as amended and restated through October 20, 2008.

10.7	1998 IMS Health Incorporated Employees’ Stock Incentive Plan, as amended and restated effective October 20, 2008.

10.8	IMS Health Incorporated 2000 Stock Incentive Plan, as amended and restated effective October 20, 2008.

10.9

IMS Health Incorporated Compliance Rules Under Section 409A of the Internal Revenue Code (Including Global Amendment to Certain Outstanding Restricted Stock Units and Long-Term Incentive Plan Awards), dated October 20, 2008.

10.10	IMS Health Incorporated Long-Term Incentive Program, as amended and restated October 20, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMS HEALTH INCORPORATED
(Registrant)

By:

/s/ Robert H. Steinfeld
	Name:	Robert H. Steinfeld
	Title:	Senior Vice President, General
Counsel and Corporate Secretary

Date: October 24, 2008

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Employment Agreement by and between IMS Health Incorporated and Gilles Pajot, as amended and restated as of May 7, 2006.

10.2	Employment Agreement by and between IMS Health Incorporated and Robert H. Steinfeld, as amended and restated as of January 1, 2005.

10.3	Change-in-Control Agreement for Robert H. Steinfeld, effective as of November 1, 2008.

10.4	Forms of Change-in-Control Agreement for Certain Executives of IMS Health Incorporated.

10.5	1998 IMS Health Incorporated Non-Employee Directors’ Stock Incentive Plan, as amended and restated as of October 20, 2008.

10.6	1998 IMS Health Incorporated Non-Employee Directors’ Deferred Compensation Plan, as amended and restated through October 20, 2008.

10.7	1998 IMS Health Incorporated Employees’ Stock Incentive Plan, as amended and restated effective October 20, 2008.

10.8	IMS Health Incorporated 2000 Stock Incentive Plan, as amended and restated effective October 20, 2008.

10.9

IMS Health Incorporated Compliance Rules Under Section 409A of the Internal Revenue Code (Including Global Amendment to Certain Outstanding Restricted Stock Units and Long-Term Incentive Plan Awards), dated October 20, 2008.

10.10	IMS Health Incorporated Long-Term Incentive Program, as amended and restated October 20, 2008.